UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2013

Getty Realty Corp.
(Exact name of registrant as specified in charter)

Maryland	001-13777	11-3412575
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

125 Jericho Turnpike, Suite 103
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code: (516) 478-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Items

On July 17, 2013, Getty Realty Corp. issued a press release announcing that the parties in the adversary proceeding brought in the United States Bankruptcy Court, Southern District of New York, by the Getty Petroleum Marketing Inc. Trust, as Plaintiff, against Lukoil Americas Corporation, Lukoil North America LLC, OAO Lukoil, and certain directors and officers of Getty Petroleum Marketing Inc., as Defendants, based on claims, among others, of fraudulent conveyance and breach of the fiduciary duties, have agreed upon a settlement.

A copy of the press release announcing the settlement is attached as Exhibit 99.1, and the information disclosed in the press release is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit
Number	Description
99.1	Press Release, dated July 17, 2013, issued by Getty Realty Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.

Date:	July 22, 2013	By:	/s/ Thomas J. Stirnweis
Thomas J. Stirnweis
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

Exhibit 99.1	Press Release, dated July 17, 2013, issued by Getty Realty Corp.